Exhibit 99.1

Execution Version

TENDER AND SUPPORT AGREEMENT

This Tender and Support Agreement (this “Agreement”) is entered into as of August 14, 2023, by and among Harmony Biosciences Holdings, Inc., a Delaware corporation (“Parent”), Xylophone Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and [●] (“Stockholder”).

Recitals

A.            Parent, Merger Sub and Zynerba Pharmaceuticals, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for (i) Merger Sub to commence a tender offer (the “Offer”) to acquire all of the issued and outstanding shares of Company Common Stock, par value $0.001 per share, of the Company (the “Common Shares”) and (ii) following the consummation of the Offer, the merger of Merger Sub with and into the Company, with the Company continuing as the Surviving Corporation and as a wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

B.            Stockholder is, as of the date hereof, the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain Company securities set forth on Schedule A hereto.

C.            As a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and tender and vote Stockholder’s Subject Securities (as defined below) as described herein.

AGREEMENT

In consideration of the foregoing, and the mutual covenants and agreements set forth in the Merger Agreement and as an inducement and in consideration therefor, the parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.         CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)           Capitalized terms used but not defined herein shall have the respective meanings assigned to those terms in the Merger Agreement.

(b)           “Expiration Date” means the earliest to occur, without any notice or other action by any Person, of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the date of any material modification, waiver or amendment to any provision of the Merger Agreement without Stockholder’s consent that reduces the amount or changes the form of consideration payable to Stockholder pursuant to the Merger Agreement as in effect on the date hereof and (iv) the mutual written consent of each of Parent, Merger Sub and Stockholder.

(c)           Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(d)           “Subject Securities” means (i) all Common Shares Owned by Stockholder as of the date hereof, (ii) all additional Common Shares of which Stockholder acquires Ownership during the Support Period, (iii) all Company Options and Company Restricted Stock Awards beneficially owned by Stockholder during the Support Period, all additional Company Options and Company Restricted Stock Awards of which Stockholder acquires Ownership during the Support Period, and (iv) Common Shares issued upon the exercise of a Company Option and Company Restricted Stock Awards that vest during the Support Period.

(e)           “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

(f)            A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, transfers, pledges, gifts, hedges, encumbers, assigns, distributes, grants a Encumbrance on or an option with respect to, enters into any derivative arrangement with respect thereto, transfers or disposes of such security or any interest in such security or right therein to any Person other than Parent or Merger Sub; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, gift, hedge, assignment of, encumbrance or Encumbrance of, grant of an option with respect to, a derivative arrangement, transfer of or disposition of such security or any interest or right therein to any Person other than Parent or Merger Sub; or (iii) reduces such Person’s record or beneficial ownership of or interest in or risk relating to such security or enters into a derivative arrangement with respect to such security.

SECTION 2.         TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1          Restriction on Transfer of Subject Securities. Subject to Section 2.3 below, during the Support Period, Stockholder shall not and shall not cause or permit any Transfer, or enter into any agreement causing, permitting or authorizing the Transfer, of any of the Subject Securities. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer.

2.2          Restriction on Inconsistent Arrangements. During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited or otherwise transferred into a voting trust or any voting agreement or arrangement is entered into with respect to the Subject Securities (other than this Agreement); (b) no proxy, power-of-attorney, consent right or other authorization is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities (other than this Agreement); (c) no action is taken (or failed to be taken) or permitted that would in any way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or otherwise make any representation or warranty of Stockholder herein untrue or incorrect; and (d) no Encumbrance is created or permitted, other than a Permitted Encumbrance, on any of Subject Securities. Any action taken in violation of the foregoing Section 2.1 or Section 2.2 shall be null and void ab initio. Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement.

2.3          Permitted Transfers. Section 2.1 above shall not prohibit a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or otherwise for estate planning purposes, or (ii) by will or under the laws of intestacy upon the death of Stockholder; (b) if Stockholder is a trust, to any beneficiary of Stockholder or the estate of any such beneficiary; (c) by operation of law or to a charitable organization qualified under Section 501(c)(3) of the Code; (d) to the Company to cover tax withholding obligations of Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, provided that the underlying Subject Securities shall continue to be subject to the restrictions on transfer set forth in this Agreement; or (e) if Stockholder is a corporation, limited partnership, partnership or other entity, to any controlled affiliate of Stockholder; provided, however, that a Transfer referred to in clauses “(a)” through “(e)” of this sentence shall be permitted only if (as a precondition to such Transfer), (i) the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement and (ii) the representations and warranties of Stockholder set forth in this Agreement remain true and correct following such Transfer.

SECTION 3.         TENDER OF SUBJECT SECURITIES

3.1          Tender of Subject Securities. Until the Expiration Date, Stockholder hereby agrees, subject to Section 3.3, to tender Common Shares that are Subject Securities free and clear of all Encumbrances, or cause such Common Shares (the “Initial Tender Shares”) to be tendered, into the Offer no later than the third (3rd) Business Day following the commencement of the Offer within the meaning of Rule 14d-2 under the Exchange Act (the “Tender Deadline”), including by delivering any letter of transmittal, written instructions, or other documentation required or requested in order to effect the valid tender of the Stockholder’s Common Shares in accordance with the terms of the Offer and the Merger Agreement. If Stockholder acquires additional Common Shares after commencement of the Offer and during the Support Period, Stockholder shall tender or cause to be tendered such Common Shares on or before the earlier of (a) five (5) Business Days after such acquisition, and (b) one (1) Business Day prior to the Expiration Date (the “Additional Tender Shares,” and together with the Initial Tender Shares, the “Tender Shares”). Until the Expiration Date, Stockholder will not withdraw the Tender Shares, or cause the Tender Shares to be withdrawn, from the Offer. Stockholder shall notify Parent as promptly as reasonably practicable in writing of the number of any additional Subject Securities of which Stockholder acquires Ownership after the date hereof and during the Support Period.

3.2           Return of Subject Securities. In the event (a) the Offer is terminated or withdrawn by Parent or Merger Sub, or (b) the Expiration Date occurs prior to the purchase of the Tender Shares in the Offer, Parent and Merger Sub shall promptly, and in any event not later than two (2) Business Days following such event, direct any depository acting on behalf of Parent and Merger Sub to return, all Tender Shares to Stockholder.

3.3          No Requirement to Exercise. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require Stockholder to exercise any Company Option or other equity award or require any Stockholder to purchase any Common Shares, and nothing herein shall prohibit Stockholder from exercising any Company Option or other equity award or warrant held by Stockholder in accordance with the applicable plan, award grant agreement(s), and/or other agreements(s) or document(s) evidencing such Company Option or other equity award or warrant, as applicable.

SECTION 4.         VOTING OF COMMON SHARES

4.1          Voting Covenant. During the Support Period, Stockholder hereby irrevocably and unconditionally agrees that, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, Stockholder shall, (or shall cause) in each case to the fullest extent that such Subject Securities are entitled to be voted therein: (a) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all such Subject Securities, and unless otherwise directed in writing by Parent:

(i)             in favor of (A) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, and (B) each of the other Transactions;

(ii)           against any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify, prevent or adversely affect in any material respect the Merger, the Offer or any of the other Transactions or this Agreement, including any (A) Acquisition Proposal of any Person (other than Parent and Merger Sub) to acquire the Company or all or substantially all of the assets thereof and action in furtherance of any Acquisition Proposal or to engage in any other similar extraordinary corporate transaction or (B) extraordinary corporate transaction, such as (I) a merger, consolidation or business combination, (II) sale or license of a material amount of assets, or (III) reorganization, recapitalization or liquidation; and

During the Support Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in a manner inconsistent with clauses “(i)” or “(ii)” of this Section 4.1.

4.2          Irrevocable Proxy. Each hereby grants to, and appoints, Parent and any designee of Parent and each of Parent’s officers, as the Stockholder’s attorney, agent and limited proxy with full power of substitution and resubstitution, to the full extent of the Stockholder’s voting rights with respect to the Subject Securities, to vote all the Subject Securities or grant a consent or approval, at any meeting of the Company Stockholders and in any action by written consent of the Company Stockholders, until the earlier of the acceptance of such Tender Shares pursuant to the Offer or the date of termination of the Merger Agreement or this Agreement, in each case, solely with respect to the matters described in Section 4.1. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THIS LIMITED PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY. Stockholder revokes all other proxies and power of attorneys, with respect to all of the Subject Securities that may have heretofore been appointed or granted with respect to any matters covered by Section 4.1, and no subsequent proxy (whether revocable or irrevocable) or power of attorney shall be given by such Stockholder with respect to any matters covered by Section 4.1, except as required by any letter of transmittal in connection with the Offer. If Stockholder is not the record owner of any of the Subject Securities, Stockholder shall request said record owner to grant an irrevocable proxy with respect to such Subject Securities in accordance with this Section 4.2, and Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the limited proxy contained in this Agreement or so granted by such record owner. Such limited proxy shall automatically terminate upon the termination of this Agreement in accordance with its terms or the termination of the Merger Agreement. Except as expressly set forth herein, Parent and Merger Sub acknowledges (i) that the limited proxy and power of attorney granted hereby shall not be effective for any other purpose, and (ii) such limited proxy and power of attorney shall not limit the rights of any Stockholder to vote or exercise its rights to consent in favor of or against, or abstain with respect to, any matter presented to the Company’s stockholders that is not subject to the limited proxy and power of attorney granted to Parent in respect of the Subject Securities pursuant to this Section 4.2.

4.3          Further Assurances. Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder.

SECTION 5.         REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to each of Parent and Merger Sub as follows:

5.1          Authorization, etc. Stockholder has full authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement thereof may be limited by (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is married, and any of the Subject Securities constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent and Merger Sub, is enforceable against Stockholder’s spouse in accordance with its terms, except as enforcement thereof may be limited by (x) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (y) rules of law governing specific performance, injunctive relief and other equitable remedies. No other action of Stockholder is necessary to authorize this Agreement.

5.2           No Conflicts or Consents.

(a)           The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (a) assuming the filing of such reports as may be required under Sections 13(d) and 16 of the Exchange Act, which Stockholder will file, violate any Law applicable to Stockholder or Stockholder’s Common Shares; (b) if Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of Stockholder; or (c) result in or constitute (with or without notice or lapse of time) any material breach of or material default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or properties is or may be bound or affected.

(b)           The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not, require any filing with or notification of, nor any permit, authorization, consent or approval of, any Person, other than under any applicable Antitrust Laws or where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement. Assuming the compliance of each of the Company, Parent and Merger Sub with all applicable Antitrust Laws, no consent or notification of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement, or where the failure to obtain such consents or make such registrations, declarations or filings would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder.

5.3          Title to Subject Securities. As of the date hereof and at all times during the Support Period (except with respect to any Subject Securities Transferred in compliance with this Agreement or accepted for payment pursuant to the Offer), Stockholder (a) beneficially owns (as defined in Rule 13d-3 under the Exchange Act), free and clear of any Encumbrance (other than Encumbrances that would not adversely affect in any material respect the ability of Stockholder to perform Stockholder’s obligations hereunder), the Subject Securities set forth on Schedule A to this Agreement, and (b) except as set forth in Schedule A hereto, does not hold or have any ownership interest in any other Common Shares or any performance based stock awards, restricted stock, restricted stock units, options (including any granted pursuant to the Company Equity Incentive Plans), or other rights or securities convertible into or exercisable or exchangeable for Common Shares.

5.4          Legal Proceedings. As of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder or any of Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent, delay or impair the ability of Stockholder to perform Stockholder’s obligations hereunder or consummate the transactions contemplated hereunder.

5.5          Merger Agreement. Stockholder and its representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and Stockholder has had the opportunity to consult with Stockholder’s counsel in connection with this Agreement.

5.6          Voting Power. Stockholder has full voting power with respect to all the Subject Securities, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.

5.7          Reliance. Stockholder agrees and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

SECTION 6.         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub hereby, jointly and severally, represents and warrants to Stockholder as follows:

6.1          Authorization, etc. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub and, assuming due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it was organized, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Merger Sub of their obligations under this Agreement. No other action of Parent or Merger Sub is necessary to authorize this Agreement.

6.2          No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub and their respective representatives will not: (a) conflict with or violate any Law or Order applicable to Parent and Merger Sub (or any of such representatives); or (b) require any filing with, nor any permit, authorization, consent or approval of, or require any consent of, or registration, declaration or filing with, any Governmental Entity, other than (i) any applicable requirements of the Exchange Act, Nasdaq, and the Delaware General Corporation Law (the “DGCL”), (ii) as required by Antitrust Laws, (iii) as contemplated by the Merger Agreement (including schedules thereto), and (iv) where the failure to obtain such consents or approvals or to make such filings would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Merger Sub of their obligations under this Agreement.

SECTION 7.         COVENANTS OF STOCKHOLDER

7.1          Stockholder Information; Disclosure. Stockholder hereby consents to and authorizes the publication and disclosure by Parent, Merger Sub and the Company (including in the Schedule TO, the Schedule 14D-9 or any other publicly filed documents relating to the Merger, the Offer or the Transactions) of: (a) Stockholder’s identity; (b) Stockholder’s ownership of the Subject Securities; and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement (including filing this Agreement as an exhibit to any publicly filed documents relating to the Merger, the Offer or the Transactions), and any other information that Parent, Merger Sub or the Company determines to be necessary or advisable in any SEC disclosure document in connection with the Offer, the Merger or the Transactions. Stockholder further agrees to notify Parent, Merger Sub and the Company as promptly as practicable of any required corrections with respect to any information supplied by Stockholder.

7.2           Further Assurances. From time to time and without additional consideration, Stockholder shall (at Parent’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall (at Parent’s sole expense) take such further actions as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

7.3          Stop Transfer Order; Legends. Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificated or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does, authorize Parent to direct the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the Expiration Date.

7.4           Public Announcement. Stockholder shall not, and shall cause its representatives not to, directly or indirectly, issue any press release, public announcement or make any other public statement or communication with respect to the transactions contemplated by this Agreement or the Merger Agreement without the prior written consent (it being understood that email shall be sufficient to deliver such written consent) of Parent, except as may be required by applicable Law following reasonable notice of any required disclosure to Parent.

7.5           Waiver of Certain Actions. Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of, any class in any class action lawsuit with respect to any claim, derivative or otherwise, against Parent, Merger Sub or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Expiration Date or the Closing) or the transactions contemplated thereby or hereby or (b) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

7.6           No Exercise of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Common Shares, any rights of appraisal, any dissenters’ rights or any similar rights under Section 262 of the DGCL relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities.

7.7           No Solicitation. Stockholder shall not, and shall cause its Subsidiaries not to, and shall cause its representatives involved in the Transactions not to, directly or indirectly: (a) solicit, initiate, or encourage the submission or announcement of any Acquisition Proposal; (b) furnish any non-public information regarding the Company to any Person for the purpose of encouraging, or in response to, an Acquisition Proposal; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or that would reasonably be expected to lead to an Acquisition Proposal (except to notify a Person that makes any inquiry or offer with respect to an Acquisition Proposal of the existence of the provisions of this Section 7.7 or the related prohibitions in the Merger Agreement); (d) adopt, approve or enter into any letter of intent, acquisition agreement, agreement in principle or other Contract with respect to an Acquisition Proposal; (e) waive or release any Person from, or fail to use reasonable best efforts to enforce, any standstill agreement or any standstill provisions of any Contract in respect of a potential Acquisition Proposal; or (g) resolve or agree to do any of the foregoing. Stockholder shall, and shall cause and direct such Stockholder’s representatives and Affiliates to, immediately cease any solicitation, encouragement, discussions or negotiations with any Person regarding an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal.

7.8          Notices of Certain Events. Stockholder shall promptly notify of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of the representations and warranties of such Stockholder set forth in Section 5 hereof.

SECTION 8.          MISCELLANEOUS

8.1          Adjustments. In the event that, between the date of this Agreement and the Effective Time, (a) the outstanding Common Shares are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or (b) Stockholder shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of any additional Common Shares, then the terms of this Agreement shall apply to the Common Shares held by Stockholder immediately following the effectiveness of the events described in the aforementioned clause (a) or Stockholder becoming the beneficial owner thereof as described in the aforementioned clause (b), as though, in either case, they were Subject Securities hereunder. In the event that Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4 hereof, then the terms of Section 4 hereof shall apply to such other securities as though they were Subject Securities hereunder.

8.2          Expenses. Except as provided in Sections 4.3 and 7.2 hereof or as otherwise agreed between the parties, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

8.3           Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered to Parent and Merger Sub in accordance with Section 9.7 of the Merger Agreement and to Stockholder at its address set forth below Stockholder’s signature hereto (or at such other address for a party as shall be specified by like notice).

8.4          Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any area shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

8.5          Entire Agreement; Counterparts. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and thereof. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission, including by email attachment, shall be effective as delivery of a manually executed counterpart of this Agreement.

8.6          Assignment; Binding Effect. No party may assign (by merger, operation of law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this Agreement will be void ab initio.

8.7           Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company, Merger Sub or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company, Merger Sub or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

8.8           Governing Law.

(a)           This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed solely therein, including its statute of limitations, without giving effect to principles of conflicts of law. Each of the parties (a) consents to and submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Delaware Courts”) in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each party agrees that notice or the service of process in any action or proceeding arising out of or relating to this Agreement or the Transactions shall be properly served or delivered if delivered in the manner contemplated by Section 8.4 or in any other manner permitted by applicable Law. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final court judgment.

(b)           The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations set forth in this Agreement). The parties further agree that by seeking the remedies provided for in this Section 8.9(b), a party shall not in any respect waive its right to seek any other form of remedy or relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.9(b) are not available or otherwise are not granted

(c)           EACH OF THE PARTIES TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.9           Waiver. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. Except as otherwise expressly provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

8.10        Termination. This Agreement and all rights and obligations of the parties hereunder shall automatically terminate, and no party shall have any rights or obligations hereunder, and this Agreement shall be revoked and become null and void on, and have no further effect as of, the Expiration Date. Nothing in this Section 8.11 shall relieve any party from any liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement and the provisions of this Section 8 (other than Section 8.1) shall survive any termination of this Agreement.

8.11       Directors and Officers. Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s (or any representative of Stockholder’s) capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s representatives who is an officer or member of the Company Board from taking any action (or failure to act) in his, her, or their capacity as an officer or member of the Company Board or in the exercise of his, her, or their fiduciary duties in his, her, or their capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his, her, or their capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement; provided, that, for the avoidance of doubt, nothing herein shall be understood to relieve any party to the Merger Agreement of any obligation under, or of any liability for breach of any provision of, the Merger Agreement.

8.12        Construction.

(a)           For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b)           The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)           As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement, unless otherwise stated, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d)           Unless otherwise indicated, all references in this Agreement to “Sections,” “Schedules” and “Exhibits” are intended to refer to Sections of this Agreement and Schedules or Exhibits to this Agreement, as applicable.

(e)           The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to effect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(f)            References to “$” refer to United States dollars unless otherwise noted.

8.13        No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Securities at a given time prior to the Acceptance Time shall remain vested in and belong to Stockholder as of such time, and neither Parent nor Merger Sub shall have any authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities prior to the Acceptance Time, except as otherwise specifically provided herein.

8.14        No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

8.15        Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, (a) in the case of an amendment, by each of (i) Parent and Merger Sub, on the one hand, and (ii) Stockholder, on the other hand, or (b) in the case of a waiver, by each party against whom such waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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Execution Version

In Witness Whereof, each of Parent, Merger Sub and Stockholder has caused this Tender and Support Agreement to be executed as of the date first written above.

HARMONY BIOSCIENCES HOLDINGS, INC.

By:
Name:
Title:

XYLOPHONE ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

Execution Version

In Witness Whereof, each of Parent, Merger Sub and Stockholder has caused this Tender and Support Agreement to be executed as of the date first written above.

Stockholder

[STOCKHOLDER]

By:
Name:
Title:

Address:

E-mail:

As required by Section 5.1 Stockholder’s Spouse

[STOCKHOLDER SPOUSE]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

Execution Version

SCHEDULE A

Subject Securities

Common Shares	Company Restricted Stock Awards	Company Options	Total Shares